THE MUNDER FUNDS, INC.
                            THE MUNDER FUNDS TRUST
                      THE MUNDER FRAMLINGTON FUNDS TRUST
                            ST. CLAIR FUNDS, INC.

                              480 Pierce Street
                          Birmingham, Michigan 48009
                          Telephone: (800) 438-5789

               NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                              November 20, 1998

To the Shareholders of:

               The Munder Funds, Inc.
               The Munder Funds Trust
               The Munder Framlington Funds Trust
               St. Clair Funds, Inc.

               NOTICE IS HEREBY GIVEN that a joint Special Meeting of shareholders of The Munder Funds, Inc. (the "Company"), the Munder Funds Trust (the "Trust"), the Munder Framlington Funds Trust ("Framlington") and St. Clair Funds, Inc. ("St. Clair"), including shares of each series of the Company, the Trust, Framlington and St. Clair (each a "Fund" and collectively the "Funds") will be held at the offices of Munder Capital Management at 480 Pierce Street, Birmingham, Michigan 48009, on November 20, 1998 at 10:00 (Eastern Time) for the following purposes:

1. To consider and vote on approval or disapproval of a new Investment Advisory Agreement for each Fund on substantially the same terms as the Prior Investment Advisory Agreement for that Fund. (Shareholders of each Fund will vote separately with respect to the Investment Advisory Agreement for that Fund.)

2. To consider and vote on approval or disapproval of new Sub-Advisory Agreements for the Framlington Funds on substantially the same terms as the Prior Sub-Advisory Agreements for those Funds. (Shareholders of each Framlington Fund will vote separately with respect to the Sub-Advisory Agreement for that Fund.)

3. To transact such other business as may properly come before the joint Special Meeting.

               The Board of Directors/Trustees has fixed the close of business on September 30, 1998 as the Record Date for determination of shareholders entitled to notice of, and to vote at, the meeting.

               EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                  By Order of the Board of Directors/Trustees



                                  Lisa A. Rosen
                                  Secretary

October 20, 1998

                              MUNDER FUNDS, INC.
                              MUNDER FUNDS TRUST
                        MUNDER FRAMLINGTON FUNDS TRUST
                            ST. CLAIR FUNDS, INC.
                              480 Pierce Street
                          Birmingham, Michigan 48009
                                 800-438-5789

                               PROXY STATEMENT

                    SOLICITATION AND REVOCATION OF PROXIES


               This Proxy Statement and Notice of Joint Special Meeting with accompanying form of proxy are being mailed to shareholders of The Munder Funds, Inc. (the "Company"), the Munder Funds Trust (the "Trust"), the Munder Framlington Funds Trust ("Framlington") and St. Clair Funds, Inc. ("St. Clair"), including shares of each series of the Company, the Trust, Framlington and St. Clair (each a "Fund" and collectively the "Funds"), on or about October 20, 1998. They are being furnished in connection with the solicitation of proxies by the Directors/Trustees of the Company, the Trust, Framlington and St. Clair for use at the joint special meeting of shareholders on November 20, 1998, or any adjournment thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Joint Special Meeting.

               The Boards of Directors/Trustees of the Company, the Trust, Framlington and St. Clair are recommending that shareholders consider the following proposals:

Proposal                                              Funds Affected
--------                                              --------------
1.  To consider and vote on approval or               ALL
    disapproval of new Investment
    Advisory Agreements on substantially
    the same terms as the Prior
    Investment Advisory Agreements



2.  To consider and vote on approval or               Munder Framlington International
    dis-approval of new Sub-Advisory Agreements       Growth Fund, Munder Framlington
    on substantially the same terms as the            Healthcare Fund, Munder Framlington
    Prior Sub-Advisory Agreements                     Emerging Markets Fund, and Munder
                                                      Framlington Global Financial
                                                      Services Fund only

3.  To transact such other business as may            ALL
    properly come before the Meeting

               The annual reports for the Company, the Trust and Framlington for the year ended June 30, 1998 and the annual report for St. Clair for the year ended December 31, 1997, including audited financial statements, as well as the semi-annual report for St. Clair for the period ended June 30, 1998, including unaudited financial statements, have previously been sent to shareholders and are available upon request without charge by calling the toll-free number referenced above.

               If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted in favor of the proposals. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Company, the Trust, Framlington or St. Clair, or by attendance at the Meeting.

               In the event that sufficient votes to approve the proposed items for one or more of the Funds are not received by 10:00 a.m. on November 20, 1998, the persons named as proxies may propose one or more adjournments of the Meeting for such Funds to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders of the affected Funds.

               For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

               Munder Capital Management has retained First Data Investors Services Group, Inc. ("First Data") to provide proxy solicitation services for the Funds. The costs of soliciting proxies in the accompanying form, including the fees paid to First Data, will be borne by Munder Capital Management and not the Funds. In addition to solicitation by mail, proxies may be solicited by Directors/Trustees, Officers and regular employees and agents of the Company, the Trust, Framlington and St. Clair without compensation. Brokerage firms and others will be reimbursed for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies.

               In order to reduce the costs of preparing, printing and mailing the proxy materials, the notices to shareholders having more than one account in the Funds listed under the same social security number at a single address have been combined. The proxy cards have been coded so that each shareholder's votes will be counted for all such accounts.

               The close of business on September 30, 1998 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. The following shares of each class of each Fund, $.01 par value ($.001 for St. Clair), were outstanding as of close of business on the Record Date:

Name of Fund                                       Class A        Class B       Class C          Class K           Class Y
------------                                       -------        -------       -------          -------           -------

THE COMPANY:
Equity Funds
Munder Micro-Cap Equity Fund                       605,551        962,307       432,148          187,847         1,019,793
Munder Multi-Season Growth Fund                  1,230,926      4,796,759       618,654       13,673,936        14,022,252
Munder Real Estate Equity Investment Fund          260,468        436,361       100,541          152,825         5,925,194
Munder Small-Cap Value Fund                        286,376        243,195       151,979        5,275,674         4,972,028
Munder Value Fund                              174,089.809    131,099.589    76,731.582      846,198.958     9,947,569.913
Munder NetNet Fund                               2,481,660      2,283,273             0                0           255,311
Munder Growth Opportunities Fund                         0              0             0                0           210,435
Income Funds
Munder International Bond Fund                      30,766         13,481           342            7,849         5,052,917
Munder Short Term Treasury Fund                          0              0             0           54,663         4,381,115
Money Market Fund
Munder Money Market Fund                        25,748,133      3,920,071     2,099,106                0        95,698,037
Lifestyle Funds
Munder All-Season Aggressive Fund                   17,235         23,650             0                0         4,657,365
Munder All-Season Conservative Fund                    264         20,681             0                0            14,258
Munder All-Season Moderate Fund                     29,116         16,411             0                0           180,608

THE TRUST:
Equity Funds
Munder Accelerating Growth Fund                    565,028         43,760         3,325        4,964,040         5,391,568
Munder Balanced Fund                                81,940         49,427         8,996        2,123,381         3,141,050
Munder Growth & Income Fund                        353,531        131,030        52,253       13,804,649         2,283,526
Munder Index 500 Fund                            9,011,040      6,035,358             0        7,107,331        12,459,261
Munder International Equity Fund                   417,822         69,061       128,029        6,959,775         6,645,426
Munder Small Company Growth Fund                   862,330        657,445       319,145        7,993,637        10,569,283
Income Funds
Munder Bond Fund                                   153,326        109,260        12,759        4,395,152        21,447,475
Munder Intermediate Bond Fund                      745,300        145,207         8,810       36,885,978        20,992,019
Munder U.S. Government Income Fund                 276,592        265,254        28,837       20,882,933         6,944,228
Munder Michigan Triple Tax-Free Bond Fund          159,225         65,342        36,369        6,112,920           100,925
Munder Tax-Free Bond Fund                          211,415         68,892         4,222       17,730,810           366,255
Munder Tax-Free Intermediate Bond Fund             814,394         68,535           183       27,534,050           880,951
Money Market Funds
Munder Cash Investment Fund                    130,129,050              0             0       838,179,66      2313,211,340
Munder Tax-Free Money Market Fund               63,469,325              0             0       218,264,06       222,099,917
Munder U.S. Treasury Money Market Fund           7,402,877              0             0       51,041,611        40,377,573

FRAMLINGTON:
Equity Funds
Munder Framlington Emerging Markets Fund            62,983         91,734        44,147        3,988,078         1,561,017
Munder Framlington Healthcare Fund                 424,592        783,472       290,927           14,348           441,843
Munder Framlington International Growth Fund       150,106         65,432        15,522          160,297         4,949,469
Munder  Framlington Global Financial Services            0              0             0                0           234,390
Fund

ST. CLAIR:
Liquidity Plus Money Market Fund                67,572,012            N/A           N/A              N/A               N/A
Institutional S&P 500 Index Equity Fund          5,442,043            N/A           N/A              N/A               N/A
Institutional S&P MidCap Index Equity Fund         979,731            N/A           N/A              N/A               N/A


               As of the Record Date, the aggregate ownership of Fund shares by all the Directors/Trustees and officers of the Company, the Trust, Framlington and St. Clair, as a group, and the percentage of outstanding shares represented by such amounts, were as follows (Class Y unless otherwise indicated): 12,332 shares of the Munder Small Company Growth Fund which represented less than 1% of the outstanding shares of that class; 11,254 shares of the Munder Index 500 Fund which represented less than 1% of the outstanding shares of that class; 11,929 shares of the Munder Multi-Season Growth Fund which represented less than 1% of the outstanding shares of that class; 13,455 shares of the Munder Real Estate Equity Investment

Fund which represented less than 1% of the outstanding shares of that class; 1,523,534 shares of the Munder Money Market Fund which represented 1.70% of the outstanding shares of that class; 16,220 shares of the Munder Value Fund which represented less than 1% of the outstanding shares of that class; 6,130 shares of the Munder NetNet Fund which represented 2.40% of the outstanding shares of that class; 22,621 shares of the Munder Micro-Cap Equity Fund which represented 2.22% of the outstanding shares of that class; 31,518 shares of the Munder Small-Cap Value Fund which represented less than 1% of the outstanding shares of that class; 5,002 shares of the Munder Growth Opportunities Fund which represented less than 1% of the outstanding shares of that class; 15,290 shares of the Munder Framlington International Growth Fund which represented less than 1% of the outstanding shares of that class; 16,554 shares of the Munder Framlington Emerging Markets Fund which represented 1.05% of the outstanding shares of that class; 33,233 shares of the Munder Cash Investment Fund which represented less than 1% of the outstanding shares of that class; 6,375 shares of the Munder All-Season Conservative Fund which represented 44.72% of the outstanding shares of that class; 30,475 shares of the Munder All-Season Aggressive Fund which represented 6.54% of the outstanding shares of that class; 286 shares of the Munder Framlington Healthcare Fund which represented less than 1% of the outstanding shares of that class; 2,360 shares of the Munder Tax-Free Money Market Fund which represented less than 1% of the outstanding shares of that class; 2,131 shares of the Munder U.S. Government Income Fund which represented less than 1% of the outstanding shares of that class; and, 1,742 shares of the Munder NetNet Fund Class A shares which represented less than 1% of the outstanding shares of that class.


               Lee P. Munder and Terry H. Gardner are administrators of a pension plan for employees of Munder Capital Management, which as of the Record Date owned the following Class Y shares: 9,017 shares of the Munder Framlington Healthcare Fund which represented 2.0% of the outstanding Class Y shares of the Fund; 9,560 shares of the Munder Framlington Emerging Markets Fund which represented 0.6% of the outstanding Class Y shares of the Fund; 20,147 shares of the Munder Framlington International Growth Fund which represented 0.4% of the outstanding Class Y shares of the Fund; 11,896 shares of the Munder NetNet Fund which represented 4.7% of the outstanding Class Y shares of the Fund; 49,974 shares of the Munder Multi-Season Growth Fund which represented 0.3% of the outstanding Class Y shares of the Fund; 51,536 shares of the Munder All-Season Moderate Fund which represented 28.5% of the outstanding Class Y shares of the Fund; 5,447 shares of the Munder Micro-Cap Equity Fund which represented 0.5% of the outstanding Class Y shares of the Fund; 19,427 shares of the Munder Small-Cap Value Fund which represented 0.3% of the outstanding Class Y shares of the Fund; 42,686 shares of the Munder International Bond Fund which represented 0.8% of the outstanding Class Y shares of the Fund; 35,659 shares of the Munder Value Fund which represented 0.3% of the outstanding Class Y shares of the Fund; 21,683 shares of the Munder Real Estate Equity Investment Fund which represented 0.3% of the outstanding Class Y shares of the Fund; 43,774 shares of the Munder Bond Fund which represented 0.2% of the outstanding Class Y shares of the Fund; 12,550 shares of the Munder International Equity Fund which represented 0.1% of the outstanding Class Y shares of the Fund; 12,201 shares of the Munder Small Company Growth Fund which represented 0.1% of the outstanding Class Y shares of the

Fund; and, 17,148 shares of the Munder Accelerating Growth Fund which represented 0.3% of the outstanding Class Y shares of the Fund.

               Munder Capital Management and affiliates of Munder Capital Management, through common ownership, owned beneficially the following number and percentage of outstanding shares (Class Y shares unless otherwise indicated): 11,492 shares of the Munder Multi-Season Growth Fund which represented less than 1% of the outstanding shares of that class; 47,585 shares of the Munder NetNet Fund which represented 18.64% of the outstanding shares of that class; 7,874 shares of the Munder All-Season Conservative Fund which represented 55.23% of the outstanding shares of that class; 6,681 shares of the Munder All-Season Moderate Fund which represented 3.70% of the outstanding shares of that class; and 2,154,030 shares of the Munder Money Market Fund which represented 2.51% of the outstanding shares of that class.

               Munder Capital Management, on behalf of its clients, owned the following number and percentage of outstanding Fund shares as of the Record
Date:


                Name of Fund and Class                    Number of Shares         Percentage
Accelerating Growth Fund Class K                              4,108                  less than 1%
Accelerating Growth Fund Class Y                              1,799                         96.2%
Balanced Fund Class K                                         2,978                  less than 1%
Balanced Fund Class Y                                        45,411                          1.3%
Bond Fund Class K                                           103,624                          2.3%
Bond Fund Class Y                                        19,296,584                         89.6%
Michigan Triple Tax-Free Bond Fund Class K                    5,186                  less than 1%
Michigan Triple Tax-Free Bond Fund Class Y                   42,453                           42%
Growth & Income Fund Class A                                  3,039                  less than 1%
Growth & Income Fund Class K                                 77,542                  less than 1%
Growth & Income Fund Class Y                                568,969                           23%
International Equity Fund Class K                            73,588                          1.0%
International Equity Fund Class Y                         5,409,611                         81.3%
Small Company Growth Fund Class A                            45,261                          3.4%
Small Company Growth Fund Class K                           103,051                          1.3%
Small Company Growth Fund Class Y                         6,479,987                         60.5%
Intermediate Bond Fund Class A                               16,077                          2.2%
Intermediate Bond Fund Class K                              184,810                  less than 1%


                Name of Fund and Class                    Number of Shares         Percentage

Intermediate Bond Fund Class Y                           14,398,926                         66.3%
Tax-Free Bond Fund Class K                                  148,095                  less than 1%
Tax-Free Bond Fund Class Y                                   19,997                less than 5.5%
Real Estate Equity Investment Fund Class A                   10,468                          1.9%
Real Estate Equity Investment Fund Class K                   11,322                          7.4%
Real Estate Equity Investment Fund Class A                5,794,500                         97.6%
Multi-Season Growth Fund Class A                             98,874                          7.3%
Multi-Season Growth Fund Class K                            225,953                          1.7%
Multi-Season Growth Fund Class Y                          9,950,294                         70.3%
Tax-Free Intermediate Bond Fund Class A                       5,528                  less than 1%
Tax-Free Intermediate Bond Fund Class K                     102,979                  less than 1%
Tax-Free Intermediate Bond Fund Class Y                     244,553                         27.8%
U.S. Government Income Fund Class A                           3,768                          1.4%
U.S. Government Income Fund Class K                           9,237                  less than 1%
U.S. Government Income Fund Class Y                       5,337,974                         74.6%
Value Fund Class A                                          100,979                         31.5%
Value Fund Class K                                          118,197                         15.8%
Value Fund Class Y                                        9,388,465                         92.4%
Index 500 Class K                                            45,067                  less than 1%
Index 500 Class Y                                         2,739,934                  less than 1%
All-Season Aggressive Fund Class Y                        4,517,857                           97%
All-Season Moderate Fund Class Y                            158,500                         87.8%
Framlington International Growth Fund Class A                97,326                         64.8%
Framlington International Growth Fund Class K                82,886                         51.7%
Framlington International Growth Fund Class Y             4,821,525                         97.1%
Emerging Markets Fund Class Y                             1,066,697                         67.7%
Healthcare Fund Class A                                      13,699                          3.2%
Healthcare Fund Class Y                                     422,866                         95.7%
Framlington Global Financial Services Fund Class Y          232,311                         99.1%
Growth Opportunities Fund Class Y                           159,324                         75.7%


                Name of Fund and Class                    Number of Shares         Percentage

Micro-Cap Fund Class A                                       12,932                          2.1%
Micro-Cap Fund Class K                                       24,202                         12.9%
Micro-Cap Fund Class Y                                      896,417                         87.9%
NetNet Fund Class A                                           7,356                  less than 1%
NetNet Fund Class Y                                         152,815                         59.9%
Small-Cap Value Fund Class K                                 88,754                          1.7%
Small-Cap Value Fund Class Y                              4,259,513                         82.8%
International Bond Fund Class K                               4,964                         63.3%
International Bond Fund Class Y                           5,034,122                         99.6%
Short Term Treasury Fund Class Y                          4,156,974                         94.9%
Cash Investment Fund Class Y                                  4,492                  less than 1%
Money Market Fund Class Y                                85,859,393                          100%

               The persons who owned beneficially or had the right to vote 5% or more of the outstanding shares of the Funds as of the record date are identified in Appendix C.

               The presence in person or by proxy of the holders of a majority of the outstanding shares of a Fund is required to constitute a quorum at the Meeting. Approval of a New Investment Advisory Agreement or Sub-Advisory Agreement with respect to a Fund, as set forth in Proposals I and II, respectively, will require the affirmative vote of the holders of the lesser of either (1) 67% or more of that Fund's shares present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (2) more than 50% of the outstanding Fund shares ("1940 Act Majority").

               The Company, the Trust, Framlington and St. Clair are not required to hold annual shareholder meetings, although special meetings may be called from time to time. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received at the office of the Company, the Trust, Framlington or St. Clair within a reasonable time before the proxy solicitation is made.

                 I. APPROVAL OR DISAPPROVAL OF NEW INVESTMENT
                             ADVISORY AGREEMENTS

               Munder Capital Management ("MCM" or the "Investment Adviser") currently serves as investment adviser of each of the Funds pursuant to investment advisory agreements dated July 2, 1998, between the Investment Adviser and the Company, the Trust, Framlington and St. Clair on behalf of each Fund. MCM is organized as a Delaware general partnership. Prior to July 2, 1998, the general partnership interest in MCM was owned by Old MCM, Inc. (44%), WAM Holdings, Inc. (44%) and Munder Group L.L.C. (12%). WAM Holdings, Inc. is wholly-owned by Comerica Incorporated. Mr. Lee P. Munder, Chairman of MCM, owned 83% of Old MCM, Inc. (representing a 36% indirect interest in MCM) and 68% of Munder Group L.L.C. (representing an 8% indirect interest in MCM). Mr. Munder, through his ownership interest in Old MCM, Inc. and Munder Group L.L.C., owned or controlled approximately 44% of MCM. Employees of MCM owned the remaining 12% of MCM. On July 2, 1998, Comerica Incorporated, through a subsidiary, WAM Holdings II, Inc. purchased 85% of Old MCM, Inc.'s interest in MCM (representing a 37.4% interest in MCM) and 85% of Mr. Munder's interest in Munder Group L.L.C. (representing a 6.9% interest in MCM) (the "Transaction"). As a result, Comerica Incorporated owns or controls approximately 88% of the partnership interests in MCM. Consummation of the Transaction may have constituted an "assignment" (as defined in the 1940 Act) of each of the prior investment advisory agreements (the "Prior Investment Advisory Agreements"), and therefore terminated each agreement in accordance with its terms. The Investment Adviser proposed to the Board of Directors/Trustees that the Company, the Trust, Framlington and St. Clair enter into new investment advisory agreements on behalf of each Fund with the Investment Adviser to take effect upon the closing of the Transaction.

               At meetings held on April 7 and May 5, 1998, the Boards met to consider the Transaction and its anticipated effect on the Investment Adviser organization and investment advisory arrangements for the Funds. The Directors/Trustees, including the Directors/Trustees who are not parties to the Prior Investment Advisory Agreements or the New Investment Advisory Agreements (as defined below) or interested persons (as defined in the 1940
Act) of any such party (the "Independent Directors/Trustees"), unanimously approved, subject to the required shareholder approval described herein, proposed new investment advisory agreements (the "New Investment Advisory Agreements") with the Investment Adviser, on behalf of each of the Funds, and recommended approval of the New Investment Advisory Agreements by the Funds' shareholders. A form of the New Investment Advisory Agreements is attached as Exhibit A.

               The Investment Adviser has represented to the Board of Directors/Trustees that the Transaction would not result in any material change to advisory services provided to the Funds, and that, subject to approval of the New Investment Advisory Agreements by shareholders, the Transaction was not expected to materially affect the level or quality of advisory services provided to the Funds, and that the same personnel who currently render such services to the Funds would continue to do so after the Transaction.

1940 Act Considerations

        Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of the company.
Section 15(a) also provides, as did the Prior Investment Advisory Agreements pursuant to Section 15(a), for the automatic termination of such agreements upon their assignment. An assignment is deemed to include any change of control of the investment adviser. In order for the Investment Adviser to continue to provide investment advisory services to the Funds, therefore, the shareholders of each Fund must approve that Fund's New Investment Advisory Agreement.

        Due to insufficient time to obtain consent of the Funds' shareholders prior to the closing of the Transaction, the Company, the Trust, Framlington, St. Clair and the Investment Adviser have obtained an order from the Securities and Exchange Commission exempting them from compliance with
Section 15(a) of the 1940 Act pending approval of the New Investment Advisory Agreements by each Fund's shareholders. The order permitted the New Investment Advisory Agreements to go into effect without shareholder approval and allow the Investment Adviser to collect fees with respect to each Fund at the rates specified in the New Investment Advisory Agreements commencing on July 2, 1998. Fees paid by the Funds under the New Investment Advisory Agreements will be held in an interest-bearing escrow account pending shareholder approval, which, pursuant to the terms of the order, must be obtained no later than November 30, 1998.

        If the shareholders of any Fund do not approve that Fund's New Investment Advisory Agreement, any amounts held in escrow under the New Investment Advisory Agreement of the relevant Fund will be returned to that Fund.

        In addition, the Company, the Trust, Framlington and St. Clair intend to conform with the provisions of Section 15(f) of the 1940 Act, which provides, in pertinent part, that an investment adviser may receive any amount or benefit in connection with a sale of such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, 75% of the members of the board of directors of the investment company which it advises are not "interested persons" (as defined in the 1940 Act) of the new or old investment adviser; and (2) there is no "unfair burden" imposed on the investment company as a result of the transaction.

The New and the Prior Investment Advisory Agreements

               The Prior Investment Advisory Agreements for the Funds were last approved by the Board of Directors/Trustees on May 5, 1998.

               If the New Investment Advisory Agreements are approved by shareholders, the Investment Adviser would continue to serve as investment adviser to each Fund. The terms and conditions of the New Investment Advisory Agreements are identical in all material respects to those of the Prior Investment Advisory Agreements, with the exception of their effective dates and termination dates and the escrow arrangements described above. Each of the New Investment Advisory Agreements, if approved by the vote of the holders of a majority of the outstanding shares of the relevant Fund (as defined in the 1940 Act), will continue in effect for a two-year period from July 2, 1998, and thereafter from year to year, subject to approval annually by the Board of Directors/Trustees of the Company, the Trust, Framlington or St. Clair, as the case may be, or by the vote of a 1940 Act Majority of the outstanding shares of that Fund, and also, in either event, approval by a majority of the Independent Directors/Trustees. Each New Investment Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Directors/Trustees, or by vote of holders of a 1940 Act Majority of the relevant

Fund's shares, or upon 90 days' written notice by the Investment Adviser. Each New Investment Advisory Agreement will also terminate automatically in the event of its assignment.

               Under the New Investment Advisory Agreements, as under the Prior Investment Advisory Agreements, the Investment Adviser will furnish continuing investment supervision to the Funds and will be responsible for the management of the Funds' portfolios. The responsibility for making decisions to buy, sell or hold a particular security will rest with the Investment Adviser, subject to review by the Board of Directors/Trustees. The Investment Adviser will furnish office space, equipment and personnel in connection with the performance of its investment management responsibilities.

               Like the Prior Investment Advisory Agreements, the New Investment Advisory Agreements provide that the Investment Adviser shall have no liability to the Funds or any shareholder of any Fund for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Investment Adviser of its duties under the agreement, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Investment Adviser's part or reckless disregard of its duties under the agreement.

Advisory Fees

               Pursuant to the New Investment Advisory Agreements, the respective Funds will pay the Investment Adviser monthly fees based on assets as set forth below:


                   Fee Rate                                    Fund
                   --------                                    ----

1.25% of average daily net assets                Framlington Emerging Markets Fund

1.00% of the first $500 million of average       Multi-Season Growth Fund daily net
assets and .75% of net assets in excess of
$500 million

1.00% of the first $250 million of average       Framlington International Growth
Fund daily net assets and .75% of net assets     Framlington Healthcare Fund
in excess of $250 million

1.00% of average daily net assets                Micro-Cap Equity Fund
                                                 NetNet Fund

 .75% of average daily net assets                 Accelerating Growth Fund
                                                 Framlington Global Financial Services Fund
                                                 Growth & Income Fund
                                                 Growth Opportunities Fund
                                                 International Equity Fund
                                                 Small-Cap Value Fund
                                                 Small Company Growth Fund


                   Fee Rate                                    Fund
                   --------                                    ----

 .74% of average daily net assets                 Real Estate Equity Investment Fund
                                                 Value Fund

 .65% of average daily net assets                 Balanced Fund

 .50% of average daily net assets                 Bond Fund
                                                 Intermediate Bond Fund
                                                 International Bond Fund
                                                 U.S. Government Income Fund
                                                 Michigan Triple Tax-Free Bond Fund
                                                 Tax-Free Bond Fund
                                                 Tax-Free Intermediate Bond Fund

 .40% of average daily net assets                 Money Market Fund

 .35% of average daily net assets                 All-Season Conservative Fund
                                                 All-Season Moderate Fund
                                                 All-Season Aggressive Fund
                                                 Liquidity Plus Money Market Fund
                                                 Cash Investment Fund
                                                 Tax-Free Money Market Fund
                                                 U.S. Treasury Money Market Fund

 .25% of average daily net assets                 Short Term Treasury Fund

 .20% of the first $250 million of                Index 500 Fund
average daily net assets,
0.12% of the next $250 million of
net assets and .07% of net assets in
excess of $500 million

 .15% of average daily net assets                 Institutional S&P MidCap Index Equity Fund

 .07% of average daily net assets                 Institutional S&P 500 Index Equity Fund


               For the fiscal year ended June 30, 1998 (and for the period from commencement of operations to June 30, 1998 for the Framlington Global Financial Services Fund and Growth Opportunities Fund), the Investment Adviser received fees after any waivers of $1,451,332 for the Accelerating Growth Fund; $524,133 for the Balanced Fund; $1,900,685 for the Growth & Income Fund, $884,003 for the Index 500 Fund; $1,628,425 for the International Equity Fund; $3,045,349 for the Small Company Growth Fund; $1,116,093 for the Bond Fund, $2,770,357 for the Intermediate Bond Fund; $1,386,132 for the U.S. Government Income Fund; $261,589 for the Michigan Triple Tax-Free Bond Fund; $1,107,292 for the Tax-Free Bond Fund; $1,542,255 for the Tax-Free Intermediate Bond Fund; $3,750,786 for the Cash Investment Fund; $1,075,987 for the Tax-Free Money Market Fund; $470,094 for the U.S. Treasury Money Market Fund; $6,169,411 for the Multi-Season Growth Fund; $612,857 for the Real Estate Equity Investment Fund; $454,600 for the Money Market Fund; $1,066,142 for the Value Fund; $516,840 for the Framlington International Growth Fund, $554,427 for the Framlington Emerging Markets Fund; $143,897 for the Framlington Healthcare Fund; $304,989 for the Micro-Cap Equity Fund; $280,117 for the Mid-Cap Growth Fund; $1,028,013 for the Small-Cap Value Fund; $135,827 for the Short Term Treasury Fund; $253,258 for the International Bond Fund; $62,684 for the NetNet Fund, $302 for the Framlington Global Financial Services Fund; and, $193 for the Growth Opportunities Fund.

               For the fiscal year ended June 30, 1998, the Investment Adviser voluntarily waived advisory fees and/or reimbursed expenses in the amounts of: $421,846 for the Index 500 Fund; $75,264 for the Micro-Cap Equity Fund; $1,214,795 for the Multi-Season Growth Fund; $110,473 for the Framlington Emerging Markets Fund; $112,541 for the Framlington Healthcare Fund; $105,456 for the Framlington International Growth Fund; $62,711 for the Short Term Treasury Fund; $33,890 for the NetNet Fund; and, $2 for the Growth Opportunities Fund.

               For the fiscal year ended December 31, 1997, the Investment Adviser received fees after waivers of $52,118 for the Liquidity Plus Money Market Fund; $7,005 for the Institutional S&P 500 Index Fund; and $1,554 for the Institutional S&P MidCap Index Equity Fund. For the same period, the Investment Adviser voluntarily waived advisory fees and/or reimbursed expenses in the amounts of $53,427 for the Institutional S&P 500 Index Fund; and, $38,346 for the Institutional S&P MidCap Index Equity Fund.

               Pursuant to a sub-advisory agreement with the Investment Adviser, Framlington Overseas Investment Management Limited (the "Sub-Adviser") provides sub-advisory services to the Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities with respect to the Framlington International Growth Fund, the Framlington Healthcare Fund and the Framlington Emerging Markets Fund and is responsible for decisions regarding purchases and sales of international portfolio securities with respect to the Framlington Global Financial Services Fund. For its services with regard to the Framlington International Growth Fund and the Framlington Healthcare Fund, the Investment Adviser pays the Sub-Adviser a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to up to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Framlington Emerging Markets Fund, the Investment Adviser pays the Sub-Adviser a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets. For its services with regard to the Framlington Global Financial Services Fund, the Investment Adviser pays the Sub-Adviser a monthly fee equal on an annual basis of up to 0.375% of the Fund's average daily net assets. See Proposal II.

               Shareholders should refer to Exhibit A for the complete terms of the New Investment Advisory Agreements.

               In the event that shareholders of a Fund do not approve the New Investment Advisory Agreement for that Fund, the Directors/Trustees could seek to obtain for that Fund interim advisory services from the Investment Adviser or from another advisory organization. Thereafter, the Directors/Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Directors/Trustees or make other appropriate arrangements, in either event subject to approval by the shareholders of that Fund.

Information Regarding the Investment Adviser

               The Investment Adviser is a Delaware general partnership with principal offices at 480 Pierce Street, Birmingham, Michigan 48009. The general partners of the Investment Adviser are WAM Holdings, Inc., WAM Holdings II, Inc., Old MCM, Inc. and Munder Group, L.L.C. Old MCM, Inc. and Munder Group, L.L.C. have offices at the same address as the Investment Adviser. WAM Holdings, Inc. and WAM Holdings II, Inc. have offices at 500 Woodward Avenue, 33rd Floor, Detroit, Michigan 48275-3391, and are wholly-owned subsidiaries of Comerica Bank which, in turn, is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. Employees of the Investment Adviser may acquire partnership interests in the Investment Adviser through Munder Group, L.L.C., organized for that purpose.

               Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, a holding company or affiliate, and banks generally, can act as adviser to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. The Investment Adviser believes that it may perform the services contemplated by the New Investment Advisory Agreement without violating these banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of current requirements, could prevent the Investment Adviser from continuing to perform investment advisory services for the Funds. If the Investment Adviser were prohibited from performing investment advisory services for the Funds, it is expected that the Board of Directors/Trustees would select another qualified firm. Any new advisory agreement would be subject to shareholder approval.

The Evaluation By the Board of Directors/Trustees

               The Board of Directors/Trustees has determined that, by approving the New Investment Advisory Agreements on behalf of the Funds, the Funds can best assure themselves that services currently provided by the Investment Adviser will continue to be provided without interruption.

               At meetings held on April 7, 1998 and May 5, 1998, the Directors/Trustees considered information with respect to whether the New Investment Advisory Agreements with the Investment Adviser were in the best interests of the Funds and their shareholders. The Directors/Trustees considered, among other factors, representations by the Investment Adviser that the Transaction would not materially affect the investment advisory operations of the Investment Adviser or the level or quality of advisory services provided to the Funds; that, subject to Board and shareholder approval, the same personnel at the Investment Adviser who provide services to the Funds would continue to do so after the Transaction; that the Funds' advisory fees would not change as a result of the Transaction; and that the Funds would not be subjected to any unfair burden as a result of the Transaction. The Directors/Trustees also considered the terms of the Transaction, and the resulting differences in the ownership and control of the Investment Adviser. The Directors/Trustees also considered, as they have in the past, the nature and quality of services expected to be provided by the Investment Adviser and information regarding fees, expense ratios, performance and profitability. In evaluating the Investment Adviser's ability to provide services to the Company, the Directors/Trustees considered information as to the Investment Adviser's business organization, financial resources and personnel and other matters, including the continuing interests of Comerica Incorporated, and Mr. Munder and employees in the Investment Adviser.

               Based upon its review, the Board of Directors/Trustees concluded that the New Investment Advisory Agreements with the Investment Adviser are reasonable, fair and in the best interests of the Funds and their shareholders, and that the fees provided in the New Investment Advisory Agreements are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Directors/Trustees, including all of the Independent Directors/Trustees, unanimously approved the New Investment Advisory Agreements and voted to recommend their approval by the Funds' shareholders.

               The Board of Directors/Trustees recommend that the shareholders of each Fund vote FOR approval of the New Investment Advisory Agreements with respect to that Fund.


               II. APPROVAL OR DISAPPROVAL OF NEW SUB-ADVISORY
                          AGREEMENTS FOR FRAMLINGTON

               Pursuant to sub-advisory agreements with the Investment Adviser, Framlington Overseas Investment Management Limited (the "Sub-Adviser") provides sub-advisory services to the Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. In the case of Munder Framlington Global Financial Services Fund, the Investment Adviser is responsible for the selection of securities of U.S. issuers, and the Sub-Adviser is responsible for the selection of securities of foreign issuers. As discussed above under Proposal I, the Transaction may have resulted in a change of control of the Investment Adviser which may have constituted an "assignment" (as defined in the 1940 Act) of these sub-advisory agreements (the "Prior Sub-Advisory Agreements"). As required by the 1940 Act, the Prior Sub-Advisory Agreements provided for their automatic termination in the event of an assignment. It was proposed to the Board of Trustees of Framlington (the "Board") that Framlington enter into new sub-advisory agreements with the Adviser and Sub-Adviser to take effect upon the day of the Transaction.

               On April 7, and May 5, 1998, the Board met to consider the Transaction and its effect on the Munder organization and investment management arrangements for Framlington. The Trustees of Framlington, including the Independent Trustees, unanimously approved, subject to the required shareholder approval described herein, proposed new sub-advisory agreements between the Investment Adviser and the Sub-Adviser (the "New Sub-Advisory Agreements") for the Framlington Funds, and recommended approval of the New Sub-Advisory Agreements by the shareholders. A form of the New Sub-Advisory Agreements is attached as Exhibit B.

               Due to insufficient time to obtain consent of the Funds' shareholders prior to the closing of the Transaction, Framlington, the Investment Adviser and the Sub-Adviser obtained an order from the Securities and Exchange Commission exempting them from compliance with Section 15(a) of the 1940 Act pending approval of the New Sub-Advisory Agreements by each Fund's shareholders. The requested order permitted the New Sub-Advisory Agreements to go into effect without shareholder approval and allows the Sub-Adviser to collect fees with respect to each Fund at the rates specified in the New Sub-Advisory Agreements commencing on July 2, 1998. Fees paid by the Investment Adviser under the New Sub-Advisory Agreements will be held in an interest-bearing escrow account pending shareholder approval, which, pursuant to the terms of the application, must be obtained no later than November 30, 1998.

               If the shareholders of any Fund do not approve that Fund's New Sub-Advisory Agreement, any amounts held in escrow under the New Sub-Advisory Agreement of the relevant Fund will be returned to the Investment Adviser or paid to the Fund if the New Investment Advisory Agreements discussed in Proposal I are not approved. In addition, if the shareholders of any Fund do not approve the New Sub-Advisory Agreement for that Fund and the Transaction is consummated, the Board of Trustees of Framlington and the Investment Adviser may seek to obtain alternative sub-advisory services for that Fund, either from the Sub-Adviser or from another advisory organization, subject to approval by the shareholders of that Fund.

               The terms and conditions of each New Sub-Advisory Agreement are substantially identical to those of the Prior Sub-Advisory Agreement. As discussed in Proposal II, each New Sub-Advisory Agreement became effective on July 2, 1998 and, subject to shareholder approval, will continue in effect for an initial two-year term and thereafter from year to year, subject to approval annually by the Board or by vote of a 1940 Act Majority of the outstanding shares of the relevant Fund and also, in either event, approval by a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval. Like the Prior Sub-Advisory Agreements, the New Sub-Advisory Agreements provide that they will terminate automatically in the event of their assignment and that they may be terminated by Framlington on behalf of a Fund, the Investment Adviser or the Sub-Adviser on 60 days' written notice, provided that termination by Framlington on behalf of a Fund is approved by the vote of a majority of Framlington's Board of Trustees or by the vote of a 1940 Act Majority of the outstanding shares of the relevant Fund.

               Like the Prior Sub-Advisory Agreements for Munder Framlington International Growth Fund and Munder Framlington Healthcare Fund, the New Sub-Advisory Agreements for those Funds each provides that the Investment Adviser will pay the Sub-Adviser a monthly fee equal on an annual basis of up to 0.50% of the Fund's average daily net assets up to $250 million, reduced to up to 0.375% of each Fund's average daily net assets in excess of $250 million. Like the Prior Sub-Advisory Agreement for Munder Framlington Emerging Markets Fund, the New Sub-Advisory Agreement provides that the Investment Adviser will pay the Sub-Adviser a fee equal on annual basis of up to 0.675% of the Fund's average daily net assets. Like the Prior Sub-Advisory Agreement for Munder Framlington Global Financial Services Fund, the New Sub-Advisory Agreement provides that the Investment Adviser will pay the Sub-Adviser a fee equal on an annual basis of up to 0.75% of the Fund's average daily net assets. During the fiscal year ended June 30, 1998, the Investment Adviser paid sub-advisory fees for the Framlington Funds in the following amounts: Munder Framlington International Growth Fund $257,757, Munder Framlington Healthcare Fund $71,144, Munder Framlington Emerging Markets Fund $298,040 and Munder Framlington Global Financial Services Fund $185.

The Trustees' Recommendation

               At their meetings on April 7, and May 5, 1998, the Board considered, in addition to the matters discussed above under Proposal I, the nature and scope of services to be rendered under the New Sub-Advisory Agreements, the performance of the Funds since commencement of operations, the quality of the Sub-Adviser and its personnel, and the appropriateness of the fees that are paid under the New Sub-Advisory Agreements. See Proposal II.

               Based on this review, the Board concluded that the sub-advisory services are reasonably worth the full amount of the fee plus any benefits that incidentally may accrue to the Sub-Adviser and that the terms of the New Sub-Advisory Agreements are fair and reasonable. Accordingly, the Board, including a majority of the Trustees who are not parties to the New Sub-Advisory Agreements or interested persons of any such party, unanimously approved the New Sub-Advisory Agreements and voted to recommend their approval by the shareholders of each Framlington Fund.

               The Board of Trustees of Framlington recommend that the shareholders of Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund, Munder Framlington International Growth Fund and Munder Framlington Global Financial Services Fund vote FOR approval of the New Sub-Advisory Agreement with respect to that Fund.

Other Business

               Management knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.

Administrator

               State Street Bank and Trust Company ("State Street"), whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110, serves as administrator for the Company, the Trust, Framlington and St. Clair pursuant to administration agreements (each, an "Administration Agreement"). State Street has agreed to maintain office facilities for the Company, the Trust, Framlington and St. Clair; provide accounting and bookkeeping services for the Funds; oversee the computation of each Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC. State Street may enter into an agreement with one or more third parties pursuant to which such third parties will provide administrative services on behalf of the Funds.

               State Street has entered into a Sub-Administration Agreement with the Distributor under which the Distributor provides certain administrative services with respect to the Funds. State Street pays the Distributor a fee for these services out of its own resources at no cost to the Funds.

Principal Underwriter

               Pursuant to Underwriting Agreements with the Company, the Trust, Framlington and St. Clair, Funds Distributor Inc., One Boston Place, Boston, Massachusetts 02108 (the "Distributor") serves as principal underwriter of the Funds' shares. The Distributor is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN
THE ENCLOSED PROXY PROMPTLY

                                  By Order of the Board of Directors/Trustees


                                  Lisa A. Rosen
                                  Secretary


October 20, 1998

6279612d.doc

                    [ THIS PAGE INTENTIONALLY LEFT BLANK ]

                                  APPENDIX A

                              FORM OF COMPOSITE
                        INVESTMENT ADVISORY AGREEMENT


         AGREEMENT, made this 2nd day of July, 1998, between [The Munder Funds, Inc., The Munder Funds Trust, St. Clair Funds, Inc. or Munder Framlington Funds Trust] (the "Company") on behalf of each Fund (collectively, the "Funds") set forth on Schedule A attached hereto, and Munder Capital Management (the "Advisor"), a Delaware partnership.

         WHEREAS, the Company is a [Maryland corporation] [Massachusetts business trust] authorized to issue shares in series and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and each Fund is a series of the Company;

         WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

         WHEREAS, the Company wishes to retain the Advisor to render investment advisory services to the Funds, and the Advisor is willing to furnish such services to the Funds;

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Company and the Advisor as follows:

1.       Appointment

         (a) The Company hereby appoints the Advisor to act as investment advisor to the Funds for the periods and on the terms set forth herein. The Advisor accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein.

         (b) In the event that the Company establishes one or more portfolios other than the Funds listed on Schedule A attached hereto, with respect to which it desires to retain the Investment Advisor to act as investment advisor hereunder, it shall notify the Investment Advisor in writing. If the Investment Advisor is willing to render such services under this Agreement it shall notify the Company in writing whereupon such portfolio shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as the Funds named above except to the extent that said provisions (including those relating to the compensation payable by the Fund to the Investment Advisor) are modified with respect to such Fund in writing by the Company and the Investment Advisor at that time.

2.       Services as Investment Advisor

         Subject to the general supervision and direction of the Board of Directors of the Company, the Advisor will (a) manage the Funds in accordance with each Fund's investment objective and policies as stated in the Fund's Prospectus and the Statement of Additional Information filed with the Securities and Exchange Commission, as they may be amended from time to time;
(b) make investment decisions for the Funds; (c) place purchase and sale orders on behalf of the Funds; (d) employ professional portfolio managers and securities analysts to provide research services to the Funds; [(e) maintain books and records with respect to each Fund's securities transactions; and
(f) provide periodic and special reports to the Board of Directors/Trustees of the Company, as requested.] In providing those services, the Advisor will provide the Funds with ongoing research, analysis, advice and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. In addition, the Advisor will furnish the Funds with whatever statistical information the Funds may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing.

         The Advisor further agrees that, in performing its duties hereunder, it will:

         (a) comply with the 1940 Act and all rules and regulations thereunder and under the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state law and regulations, and with any applicable procedures adopted by the Directors;

         (b) use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

         (c) maintain books and records with respect to each Fund's securities transactions, render to the Board of Directors of the Company such periodic and special reports as the Board may reasonably request, and keep the Directors informed of developments materially affecting each Fund's portfolio;

         (d) make available to the Funds' administrator and the Company, promptly upon their request, such copies of its investment records and ledgers with respect to the Funds as may be required to assist the administrator and the Company in their compliance with applicable laws and regulations. The Advisor will furnish the Directors with such periodic and special reports regarding the Funds as they may reasonably request; and

         (e) immediately notify the Company in the event that the Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Advisor from serving as investment advisor pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. The Advisor further agrees to notify the Company immediately of any material fact known to the Advisor respecting or relating to the Advisor that is not contained in the Company's Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

3.       Documents

         The Company has delivered properly certified or authenticated copies of each of the following documents to the Advisor and will deliver to it all future amendments and supplements thereto, if any:

         (a) certified resolution of the Board of Directors of the Company authorizing the appointment of the Advisor and approving the form of this Agreement;

         (b) the Registration Statement as filed with the Securities and Exchange Commission and any amendments thereto; and

         (c) exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

4.       Brokerage

         In selecting brokers or dealers to execute transactions on behalf of the Funds, the Advisor will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Advisor will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Funds and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Company that the Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers-dealers who may execute brokerage transactions at a higher cost to the Company than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Advisor may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. It is understood that the services provided by such brokers may be useful to the Advisor in connection with the Advisor's services to other clients. In accordance with
Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Advisor and its affiliates are authorized to effect portfolio transactions for the Funds and to retain brokerage commissions on such transactions.

5.       Records

         The Advisor agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Advisor with respect to the Funds by the 1940 Act. The Advisor further agrees that all records which it maintains for the Funds are the property of the Funds and it will promptly surrender any of such records upon request.

6.       Standard of Care

         The Advisor shall exercise its best judgment in rendering the services under this Agreement. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the Funds' shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Advisor against any liability to a Fund or to its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement. As used in this Section 6, the term "Advisor" shall include any officers, directors, employees, or other affiliates of the Advisor performing services with respect to a Fund.

7.       Compensation

         In consideration of the services rendered pursuant to this Agreement, each Fund will pay the Advisor a fee as set forth on Schedule B attached hereto. This fee shall be computed and accrued daily and payable monthly; however, with respect to any Fund for which the effective date of this Agreement is prior to November 30, 1998, the fee shall be maintained in an interest-bearing escrow account until such time as shareholders of the Fund approve the payment of fees pursuant to this agreement. If shareholders do not approve such payment of fees on or before November 30, 1998, the balance in the escrow account shall be paid to the Fund. For the purpose of determining fees payable to the Advisor, the value of a Fund's average daily net assets shall be computed at the times and in the manner specified in the Fund's Prospectus or Statement of Additional Information.

8.       Expenses

         The Advisor will bear all expenses in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any, fees of Directors of the Company who are not officers, directors or employees of the Advisor, Securities and Exchange Commission fees and state blue sky fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personal expenses; charges of an independent pricing service, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers of Board of Directors of the Company; and any extraordinary expenses.

9.       Services to Other Companies or Accounts

         The investment advisory services of the Advisor to the Funds under this Agreement are not to be deemed exclusive, and the Advisor, or any affiliate thereof, shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of a Fund) and to engage in activities so long as its services hereunder are not impaired thereby.

10.      Duration and Termination

         This Agreement shall become effective on the date of this Agreement provided that with respect to any Fund, this Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the Board of Directors of the Company, including a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting such approval, and (b) by vote of a majority of that Fund's outstanding voting securities and shall continue in effect with respect to the Fund, unless sooner terminated as provided herein, for two years from such date and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Company or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable with respect to the Funds, or any Fund, without penalty, on sixty (60) days' written notice by the Board of Directors of the Company or by vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the affected Funds or upon ninety (90) days' written notice by the Advisor. Termination of this Agreement with respect to any given Fund, shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund. This Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

11.      Amendment

         No provision of this Agreement shall be changed, waived or discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement with respect to any Fund shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of that Fund, and (ii) a majority of the Directors of the Company, including a majority of Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

12.      Use of Name

         It is understood that the name of Munder Capital Management or any derivative thereof or logo associated with that name is the valuable property of the Advisor and its affiliates, and that the Company and each Fund have the right to use such name (or derivable or logo) only so long as this Agreement shall continue with respect to a given Fund. Upon termination of this Agreement or upon termination of this Agreement with respect to a given Fund, the Company and any Fund affected shall forthwith cease to use such name (or derivable or logo) and the Company shall promptly amend its Articles of Incorporation to change the Fund name to comply herewith.

         [The words "The Munder [Framlington] Funds Trust" and "Trustees" or "Board of Trustees" used herein refer respectively to the Trust created and the Trustees, as trustees of the Trust but not individually or personally acting from time to time under a Declaration of Trust dated October 30, 1996 which is hereby referred to and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "The Munder [Framlington] Funds Trust" entered into the name or on behalf thereof by any of the Trustees, officers, representatives or agents of the Trust are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.]

13.      Miscellaneous

         (a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

         (b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

         (c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

         (d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of Michigan.

         (e) If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

         (f) Notices of any kind to be given to the Advisor by the Company shall be in writing and shall be duly given if mailed or delivered to the Advisor at 480 Pierce Street, Birmingham, Michigan 48009, or at such other address or to such individual as shall be specified by the Advisor to the Company. Notices of any kind to be given to the Company by the Advisor shall be in writing and shall be duly given if mailed or delivered to 480 Pierce Street, Birmingham, Michigan 48009, or at such the address to such individual as shall be specified by the Company to the Advisor.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.


                                       [THE MUNDER FUNDS, INC.

                                       THE MUNDER FUNDS TRUST

                                       ST. CLAIR FUNDS, INC.

                                       MUNDER FRAMLINGTON FUNDS TRUST]


                                       By:
                                          ----------------------------

                                       MUNDER CAPITAL MANAGEMENT


                                       By:
                                          ----------------------------

                                  SCHEDULE A

[Munder Funds, Inc.
Munder All-Season Aggressive Fund
Munder All-Season Conservative Fund
Munder All-Season Moderate Fund
Munder Equity Selection Fund
Munder Financial Services Fund
Munder Growth Opportunities Fund
Munder International Bond Fund
Munder Micro-Cap Equity Fund
Munder Mid-Cap Growth Fund
Munder Money Market Fund
Munder Multi-Season Growth Fund
Munder NetNet Fund
Munder Real Estate Equity Investment Fund
Munder Short Term Treasury Fund
Munder Small-Cap Value Fund
Munder Value Fund]

[Munder Funds Trust
Munder Accelerating Growth Fund
Munder Balanced Fund
Munder Bond Fund
Munder Cash Investment Fund
Munder Growth & Income Fund
Munder Index 500 Fund
Munder Intermediate Bond Fund
Munder International Equity Fund
Munder Michigan Triple Tax-Free Bond Fund
Munder Small Company Growth Fund
Munder Tax-Free Bond Fund
Munder Tax-Free Intermediate Bond Fund
Munder Tax-Free Money Market Fund
Munder U.S. Government Income Fund
Munder U.S. Treasury Money Market Fund]

[St. Clair Funds, Inc.
Munder Institutional S&P Index Equity Fund
Munder Institutional S&P MidCap Index Equity Fund
Munder Institutional S&P SmallCap Index Equity Fund
Munder Institutional Short Term Treasury Fund
Munder Institutional Money Market Fund

Munder S&P 500 Index Equity Fund
Munder S&P MidCap Index Equity Fund
Munder S&P SmallCap Index Equity Fund
Munder Foreign Equity Fund
Munder Aggregate Bond Index Fund

Liquidity Plus Money Market Fund]

[Munder Framlington Funds Trust
Munder Framlington Emerging Markets Fund
Munder Framlington Healthcare Fund
Munder Framlington International Growth Fund
Munder Framlington Global Financial Services Fund]


                                  SCHEDULE B


                                                  Annual Fees (as a Percentage of
[Munder Funds, Inc.                               Average Daily Net Assets)
Munder All-Season Aggressive Fund                        0.35%
Munder All-Season Conservative Fund                      0.35%
Munder All-Season Moderate Fund                          0.35%
[Munder Convertible Securities Fund]                    [0.75%]
Munder Equity Selection Fund                             0.75%
Munder Financial Services Fund                           0.75%
Munder Growth Opportunities Fund                         0.75%
Munder International Bond Fund                           0.50%
Munder Micro-Cap Equity Fund                             1.00%
Munder Mid-Cap Growth Fund                               0.75%
Munder Money Market Fund                                 0.40%
Munder Multi-Season Growth Fund                          1.00% of up to $500 million
                                                         then reduced to 0.75% of
                                                         the Funds average daily
                                                         net assets in excess of $500
                                                         million
NetNet Fund                                              1.00%
Munder Real Estate Equity Investment Fund                0.74%
Munder Short Term Treasury Fund                          0.25%
Munder Small-Cap Value Fund                              0.75%
Munder Value Fund                                        0.75%]


[Munder Funds Trust
Munder Accelerating Growth Fund                           0.75%
Munder Balanced Fund                                      0.65%
Munder Bond Fund                                          0.50%
Munder Cash Investment Fund                               0.35%
Munder Growth & Income Fund                               0.75%
Munder Index 500 Fund                                     0.20% of the first $250 million;
                                                          0.12% of the next $250 million;
                                                          0.07% of net assets in excess of
                                                          $500 million
Munder International Equity Fund                          0.75%
Munder Intermediate Bond Fund                             0.50%
Munder Michigan Triple Tax-Free Bond Fund                 0.50%
Munder Small Company Growth Fund                          0.75%
Munder Tax-Free Bond Fund                                 0.50%
Munder Tax-Free Intermediate Bond Fund                    0.50%
Munder Tax-Free Money Market Fund                         0.35%
Munder U.S. Government Income Fund                        0.50%
Munder U.S. Treasury Money Market Fund                    0.35%]


[St. Clair Funds, Inc.
Munder Institutional S&P 500 Index Equity Fund            0.07%
Munder Institutional S&P MidCap Index Equity Fund         0.15%
Munder Institutional S&P SmallCap Index Equity Fund       0.15%
Munder Institutional Short Term Treasury                  0.20%
Munder Institutional Money Market                         0.20%
Liquidity Plus Money Market Fund                          0.35%

Munder S&P 500 Index Equity Fund                          0.05%
Munder S&P MidCap Index Equity Fund                       0.05%
Munder S&P SmallCap Index Equity Fund                     0.05%
Munder Foreign Equity Fund                                0.05%
Munder Aggregate Bond Index Fund                          0.05%]


[Munder Framlington Funds Trust
Munder Framlington Global Financial Services Fund         0.75%
Munder Framlington Emerging Markets Fund                  1.25%
Munder Framlington Healthcare Fund and                    1.00% of net assets up to $250
million; Munder Framlington International Growth Fund     plus 0.75% of net
                                                          assets of $250 million or
                                                          more]


                                     A-10




                                  APPENDIX B

                      INVESTMENT SUB-ADVISORY AGREEMENT


        AGREEMENT, made as of the 2nd day of July, 1998, among Munder Capital
Management (the "Advisor"), a Delaware partnership, Framlington Overseas
Investment Management Limited (the "Sub-Advisor"), a subsidiary of
Framlington Group Limited, a pubic holding company, incorporated in England and in Wales and registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and The Munder Framlington Funds Trust (the
"Trust"), a Massachusetts business trust and a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

        WHEREAS, the Advisor has entered into an Investment Advisory
Agreement, dated July 2, 1998 with the Trust (the "Investment Advisory
Agreement"), pursuant to which the Advisor will act as investment advisor to the Trust;

        WHEREAS, the shares of beneficial interest of the Trust are divided into more than one separate series; and

        WHEREAS, the Advisor wishes to retain the Sub-Advisor to render investment advisory services to the portfolios of the Trust listed on Appendix A attached hereto (the "Funds"), and the Sub-Advisor is willing to furnish such services to the Funds;

        NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Trust, the Advisor and the Sub-Advisor as follows:

1.      Appointment

        The Advisor hereby appoints the Sub-Advisor to act as sub-investment advisor to the Funds for the periods and on the terms set forth herein. The
Sub-Advisor accepts the appointment and agrees to furnish the services set forth herein for the compensation provided herein.

2.      Services as Sub-Investment Advisor

        Subject to the general supervision and direction of the Board of Trustees of the Trust and the Advisor, the Sub-Advisor will (a) manage the investments of each Fund in accordance with the Fund's investment objective and policies as stated in the Fund's Prospectuses and the Statement of Additional Information filed with the Securities and Exchange Commission, as they may be amended from time to time; (b) make investment decisions for each Fund; (c) place purchase and sale orders on behalf of each Fund; and (d) select brokers-dealers to execute trades on behalf of the Funds.

        The Sub-Advisor further agrees that, in performing its duties hereunder, it will:

        (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code, of 1986, as amended
(the "Code"), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trust's
Trustees as advised to the Sub-Advisor from time to time;

        (b) use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

                                     B-1


        (c) maintain books and records with respect to the Funds' securities transactions, render to the Advisor or Board such periodic and special reports as the Board of Trustees of the Trust may reasonably request, and keep the Advisor and the Trustees informed of developments materially affecting the Funds' portfolios;

        (d) make available to the Funds' administrator and the Trust, promptly upon their request, such copies of the investment records and ledgers with respect to the Funds as may be required to assist the administrator and the Trust in their compliance with applicable laws and regulations; and

        (e) immediately notify the Trust in the event that the Sub-Advisor or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Advisor from serving as investment advisor pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. The
Sub-Advisor further agrees to notify the Trust immediately of any material fact known to the Sub-Advisor respecting or relating to the Sub-Advisor that is not contained in the Trust's Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

3.      Documents

        The Advisor has delivered properly certified or authenticated copies of each of the following documents to the Sub-Advisor and will deliver to it all future amendments and supplements thereto, if any:

        (a) certified resolution of the Board of Trustees of the Trust authorizing the appointment of the Sub-Advisor and approving the form of this Agreement;

        (b) the Registration Statement describing the Funds as filed with the Securities and Exchange Commission and any amendments thereto; and

        (c) exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

4.      Brokerage

        In selecting brokers-dealers to execute transactions on behalf of the Funds, the Sub-Advisor will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Sub-Advisor will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the
Funds and/or other accounts over which the Sub-Advisor or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for the Trust that the Sub-Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers-dealers who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Advisor may cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher


                                     B-2

commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Advisor to the Funds. It is understood that the services provided by such brokers may be useful to the Sub-Advisor in connection with the Sub-Advisor's services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Sub-Advisor and its affiliates are authorized to effect portfolio transactions for the Funds and to retain brokerage commissions on such transactions.

5.      Records

        The Sub-Advisor agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Sub-Advisor with respect to the Funds by the 1940 Act. The
Sub-Advisor further agrees that all records which it maintains for the Funds are the property of the Funds and it will promptly surrender any of such records upon request.

6.      Standard of Care

        The Sub-Advisor shall exercise its best judgment in rendering the services under this Agreement. The Sub-Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Advisor, the Funds or the Funds' shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Advisor, the Funds or to the Funds' shareholders to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement. As used in this Section 6, the term "Sub-Advisor" shall include any officers, directors, employees, or other affiliates of the Sub-Advisor performing services with respect to the Funds.

7.      Compensation

        In consideration of the services rendered pursuant to this Agreement, the Advisor will pay the Sub-Advisor a fee at an annual rate based on the Funds' average daily net assets as set forth on Appendix A. This fee shall be computed and accrued daily and payable monthly; however, with respect to any Fund for which the effective date of this Agreement is prior to November 30, 1998, the fee shall be maintained in an interest-bearing escrow account until such time as shareholders of the Fund approve the payment of fees pursuant to this agreement. If shareholders do not approve such payment of fees on or before November 30, 1998, the balance in the escrow account shall be paid to the Fund. For the purpose of determining fees payable to the Sub-Advisor, the value of the Funds' average daily net assets shall be computed at the times and in the manner specified in the Funds' Prospectuses or Statement of Additional Information. As to each Fund, if, in any fiscal year, the Advisor determines to waive fees payable to it by the Fund or reimburse expenses to the Fund, the Sub-Advisor will bear that portion of the fee waiver or expense reimbursement which bears the same relation to such fee waiver or expense reimbursement as the fee payable by the Fund to the Sub-Advisor during such year bears to the total of (i) the annual fee payable by the Fund to the Sub-Advisor plus (ii) the annual fee payable by the Fund to the Advisor, in each case without giving effect to the fee waiver or expense reimbursement.

8.      Expenses

        The Sub-Advisor will bear all expenses in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including:

                                     B-3


taxes, interest, brokerage fees and commissions, if any, fees of Trustees of the Trust who are not officers, directors, or employees of the Advisor or any Sub-Advisor; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums;
outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personal expenses; charges of an independent pricing service; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

9.      Services to Other Companies or Accounts

        The investment advisory services of the Sub-Advisor to the Funds under this Agreement are not to be deemed exclusive, and the Sub-Advisor, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Funds) and to engage in the activities, so long as its services hereunder are not impaired thereby.

10.     Duration and Termination

        This Agreement shall become effective on the date first above written and shall continue in effect, unless sooner terminated as provided herein, for two years from such date and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the 1940 Act) of each Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, (a) on sixty (60) days' written notice by the Board of Trustees of the Trust or by vote of holders of a "majority" (as defined in the 1940 Act) of each Fund's shares,
(b) on 90 days' written notice by the Advisor or (c) on ninety (90) days' written notice by the Sub-Advisor. This Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

        All transactions already initiated hereunder at the time of termination shall be completed in accordance with the Sub-Advisor's usual practice.

        On termination, the Sub-Advisor shall be entitled to charge the Advisor no additional fee save for:

        a) a proportion of the fee, corresponding to that part of the period by reference to which any periodic fees are payable, which has expired at the date of termination;

        b) any additional expenses which the Sub-Advisor necessarily incurs in terminating this Agreement.

11.     Amendment

        No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to a Fund until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees of the Trust, including a majority of Trustees who are not

                                     B-4


interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

12.     Names

        It is understood that the name "Framlington Overseas Investment
Management Limited" or any derivative thereof or logo associated with that name is the valuable property of the Sub-Advisor and its affiliates, and that each Fund has the right to use such name (or derivative thereof or associated logo) only so long as this Agreement shall continue with respect to that Fund. Upon termination of this Agreement, each Fund shall forthwith cease to use such name (or derivative thereof or associated logo) and the Trust shall promptly amend its Declaration of Trust to change its name and the name of each Fund to comply herewith.

        The words "The Munder Framlington Funds Trust" and "Trustees" or
"Board of Trustees" used herein refer respectively to the Trust created and the Trustees, as trustees of the Trust but not individually or personally acting from time to time under a Declaration of Trust dated October 30, 1996 which is hereby referred to and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "The Munder Framlington Funds Trust" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents of the Trust are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

13.     Miscellaneous

        (a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

        (b) Titles or captions of sections contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

        (c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

        (d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of Michigan.

        (e) If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it is so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

        (f) Notices of any kind to be given to the Sub-Advisor by the Advisor shall be in writing and shall be duly given if mailed or delivered to the Sub-Advisor at 155 Bishopsgate, London EC2M 3XJ, England, or at such other address or to such individual as shall be specified by the Sub-Advisor to the Advisor. Notices of any kind to be given to the Advisor by the Sub-Advisor shall be in writing and

                                     B-5


shall be duly given if mailed or delivered to 480 Pierce Street, Birmingham, Michigan 48009, or at such the address or to such individual as shall be specified by the Trust to the Sub-Advisor.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                            THE MUNDER FRAMLINGTON FUNDS TRUST


Dated:  July    , 1998                      By:
                                               ------------------------------

                                            MUNDER CAPITAL MANAGEMENT


Dated:  July    , 1998                      By:
                                               ------------------------------

                                            FRAMLINGTON OVERSEAS INVESTMENT
                                            MANAGEMENT LIMITED


Dated:  July     , 1998                     By:
                                               ------------------------------
                                     A-6



                                  APPENDIX A



                                                Annual Fees (as a Percentage of
Funds                                           Average Daily Net Assets)
-----                                           -------------------------
Framlington Emerging Markets Fund               0.625%

Framlington International Growth Fund           0.50% of net assets up to $250 million; plus
                                                0.375% of net assets of $250 million or more

Framlington Healthcare Fund                     0.50% of net assets up to $250 million; plus
                                                0.375% of net assets of $250 million or more

Framlington Global Financial Services Fund      0.375%

                                  APPENDIX B

                          ADDITIONAL IMRO PROVISIONS
                          --------------------------


1. Framlington Overseas Investment Management (the "Sub-Advisor") is regulated in the conduct of its investment business in the United Kingdom by IMRO, the Investment Management Regulatory Organization.

2.      Services

        The Sub-Advisor will provide discretionary investment management services for Munder Capital Management (the "Advisor"). Further details of the services to be provided are set out in the Investment Sub-Advisory Agreement (the "Agreement"). Such services are to be provided on the basis that the Advisor falls within the category of non-private investor.

3.      Fees

        Details of the Sub-Advisory fees are set out in Clause 7. Any remuneration received by the Sub-Advisor hereunder shall supplement any other remuneration receivable by the Sub-Advisor in connection with transactions effected by the Sub-Advisor with or for the Advisor under this or any other agreement with the Advisor.

4.      Termination

        The provisions in respect of termination of the Agreement are set out in Clause 10. Termination of the Agreement by either party shall be without prejudice to the completion of any transaction already initiated which shall be completed in accordance with market practice.

5.      The Portfolio

        The investment objectives and any restrictions on the types of investments and markets in which transactions may be affected are prescribed in applicable laws (see Clause 2 of the Agreement) and are set-out in each prospectus for Class Y, Class K, Class A, B, C shares (the "Prospectus") and the Statement of Additional Information or as notified to and accepted by the Sub-Advisor in accordance with the terms of the Agreement.

6. Subject to the Prospectus and Statement of Additional Information, the Sub-Advisor shall be entitled without prior reference to the Advisor to effect on behalf of the Advisor transactions:

        a)     in investments the price of which may be being stabilized; and
        b) in units in Collective Investment Schemes which are not Regulated Collective Investment Schemes and which are not regulated in accordance with the 1940 Act and other applicable laws.

7. The Sub-Advisor may commit the Advisor to supplement the Funds either by borrowing or by committing the Advisor to a contract the performance of which may require the Advisor to supplement the Funds but such borrowing may only take place in accordance with the 1940 Act.

        Borrowing shall only be effected on a short-term basis ancillary to the proper management of the Funds pending settlement of other transactions or to protect against currency fluctuations and in any event will be in accordance with relevant regulations and the guidelines set out in the Prospectus.

8.      Valuation, Reports and Records

        The Sub-Advisor shall send to the Advisor, at least once every 6 months, a statement of the contents and valuation of the Funds, the transactions entered into during such period and other information required by the IMRO Rules to be contained in such statement. Such statement may contain a measure of performance of the Funds by reference to the appropriate indices.

        The Sub-Advisor shall forward contract notes to the administrator of the Funds, State Street Bank and Trust Company, as soon as possible after the transaction at the address set out in the Prospectus or to such other address as the Advisor may provide to the Sub-Advisor for that purpose.

9.      Complaints

        The Sub-Advisor has in operation, and ensures compliance with, a written procedure for the effective consideration and proper handling of any complaints the Advisor may have. The Advisor also has the right to make a complaint direct to the Investment Ombudsman, at 6 Fredericks Place, London EC2R 8BT.

        Such procedure ensures that (unless a complaint can be settled instantly and directly by the representative or employee of the Sub-Advisor responsible for the matters involved in the complaint and does not involve sums which are material in relation to the financial circumstances of the complainant) the complaint is considered by an officer or employee of appropriate seniority who was not himself concerned in the matter or (where this is not possible) by a person of appropriate standing who is not an officer or employee of the Sub-Advisor.

10.     Compensation

        In the event that the Sub-Advisor is unable to meet any liabilities to the Advisor, the Advisor can apply to the Sub-Advisor or to IMRO for a statement describing the rights to compensation.

11.     Hedging

        Where a liability in one currency is to be matched by an asset in a different currency or where all or part of the investments are denominated in a currency other than sterling, a movement of exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on the investment.

12.     Investments Not Readily Realisable

        In relation to any Investments Not Readily Realisable in which the Funds may be invested, the Advisor is advised that these are not readily realisable, that there can not be any certainty that market makers will be prepared to deal in them and that proper information for determining their current value may not be available. The Sub-Advisor will notify the Advisor of any transaction in an Investment Not Readily Realisable in the six monthly statements, or as requested by the Advisor.

13.     Margined Transactions, Options, Futures and Contracts for Differences

        The Sub-Advisor shall be entitled without prior reference to, or the written consent of, the Advisor, to effect transactions in Margined Transactions, Options, Futures and Contracts for Differences. The Advisor is warned that the markets can be highly volatile and that such investments may carry a high risk of loss. The Sub-Advisor will only carry out such transactions in accordance with the Agreement, and the provisions of the Prospectus, the Statement of Additional Information, and applicable laws and regulations.

14.     Warrants

        Warrants often involve a high degree of gearing so that a relatively small movement in the price of the security to which the warrant relates may result in a disproportionately large movement, unfavourable as well as favourable, in the price of the warrant.

"Investment Not Readily      has the meaning assigned to it by the IMRO Rules
 Realisable                  and includes, inter Realisable" alia,
                             investments (which are not life policies or units in Regulated Collective Investment
                             Schemes) which are not traded on or under the rules of a recognized investment exchange and investments which are so traded, but not with sufficient frequency or regularity for a reliable quoted price for such transactions to be available.

"Margined Transactions"      has the meaning assigned to it by
                             the IMRO Rules and includes, inter alia, a transaction relating to a Future, an Option or a Contract for Differences under the terms of which the Advisor may be liable to make deposits in cash or collateral to secure performance of obligations which he may have to perform when the transaction fails to be completed or upon the earlier closing out of his position.

                                  APPENDIX C

                         Share Ownership of the Funds

                  The following table sets forth the information concerning ownership, as of September 30, 1998, of the Funds' shares by each person who beneficially or of record owned more than five percent of the voting securities of any Fund:


                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------
Merrill Lynch, Pierce, Fenner & Smith    Micro-Cap Equity Fund - A                           26.82%
for the sole benefit of its customers    Micro-Cap Equity Fund - B                           51.64%
4800 Deer Lake Drive East,               Multi-Season Growth Fund - A                        26.90%
3rd Floor                                Multi-Season Growth Fund - B                        57.41%
Jacksonville, FL  32246-6484             Multi-Season Growth Fund - C                        91.37%
                                         Real Estate Equity Investment Fund -A               23.56%
                                         Real Estate Equity Investment Fund -B               64.42%
                                         Real Estate Equity Investment Fund -C               67.50%
                                         Small-Cap Value Fund - A                            20.26%
                                         Small-Cap Value Fund - B                            59.57%
                                         Small Cap Value Fund - C                            51.18%
                                         Value Fund - A                                      20.41%
                                         Value Fund - B                                      68.11%
                                         Value Fund - C                                      73.05%
                                         NetNet Fund - A                                     15.33%
                                         NetNet Fund - B                                     40.21%
                                         International Bond Fund - B                         95.66%
                                         All-Season Aggressive Fund - B                      44.75%
                                         All-Season Conservative Fund - B                    99.99%
                                         All-Season Moderate Fund - B                        88.48%
                                         All-Season Moderate Fund - Y                        39.40%
                                         Accelerating Growth Fund - B                        35.56%
                                         Accelerating Growth Fund - C                        19.60%
                                         Balanced Fund - A                                   12.28%
                                         Balanced Fund - B                                   66.34%
                                         Balanced Fund - C                                   78.40%
                                         Growth & Income Fund - A                            28.77%
                                         Growth & Income Fund - B                            52.08%
                                         Growth & Income Fund - C                            61.34%
                                         Index 500 Fund - A                                  47.21%
                                         Index 500 Fund - B                                  55.95%
                                         International Equity Fund - A                       29.94%
                                         International Equity Fund - B                       64.99%
                                         International Equity Fund - C                       94.61%
                                         Small Company Growth Fund - A                       26.71%

                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------
                                         Small Company Growth Fund - B                       71.39%
                                         Small Company Growth Fund - C                       77.81%
                                         Bond Fund - B                                       65.24%
                                         Bond Fund - C                                       97.58%
                                         Intermediate Bond Fund - A                           8.64%
                                         Intermediate Bond Fund - B                          68.31%
                                         Intermediate Bond Fund - C                          74.51%
                                         U.S. Government Income Fund - A                      7.46%
                                         U.S. Government Income Fund - B                     91.73%
                                         U.S. Government Income Fund - C                     58.35%
                                         Michigan Triple Tax-Free Bond Fund - A              10.47%
                                         Michigan Triple Tax-Free Bond Fund - B               7.01%
                                         Michigan Triple Tax-Free Bond Fund - C              32.21%
                                         Tax-Free Bond Fund - B                              94.94%
                                         Tax Free Bond Fund - C                              99.98%
                                         Tax-Free Intermediate Bond Fund - A                 17.47%
                                         Tax-Free Intermediate Bond Fund - B                 97.73%
                                         Framlington Emerging Markets Fund - B               30.06%
                                         Framlington Emerging Markets Fund - C               93.16%
                                         Framlington Healthcare Fund - A                     65.99%
                                         Framlington Healthcare Fund - B                     42.42%
                                         Framlington Healthcare Fund - C                     88.36%
                                         Framlington International Growth Fund - B           17.62%
                                         Framlington International Growth Fund - C           28.80%

National Financial Services for the      Micro-Cap Equity Fund - A                            9.92%
exclusive benefit of its customers       Money Market Fund - B                               10.62%
P.O. Box 3908                            All-Season Aggressive Fund - B                      39.85%
Church Street Station                    All-Season Moderate Fund - B                        10.55%
New York, NY  10008-3908                 Balanced Fund - A                                    6.23%
                                         Balanced Fund - C                                   15.22%
                                         Bond Fund - A                                       20.80%
                                         Intermediate Bond Fund - B                           5.62%
                                         U.S. Government Income Fund - A                      7.98%
                                         Michigan Triple Tax-Free Bond Fund - A              62.80%
                                         Michigan Triple Tax-Free Bond Fund - B              63.72%
                                         Tax-Free Intermediate Bond Fund - A                  5.07%
                                         Cash Investment Fund - A                            70.20%
                                         Tax-Free Money Market Fund - A                      97.30%
                                         U.S. Treasury Money Market Fund - A                 99.37%
                                         Framlington Healthcare Fund - B                      5.43%

                                     C-2



                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------

Paul W. O'Malley Irrevocable Trust       Micro-Cap Equity Fund - K                           10.71%
QTIP Marital Trust Account B
05600 Horton Creek Road
Charlevoix, MI  49720

Old Kent Bank on behalf of its clients   Micro-Cap Equity Fund - Y                            7.77%
Attn:  Mutual Funds Specialist
4420 44th Street, Suite A
Kentwood, MI  49512

Katina E. Dart                           Real Estate Equity Investment Fund - A              24.71%
P.O. Box 914
Okemos, MI  4805-0914

Bennett E. Bidwell IAA                   Real Estate Equity Investment Fund - K              19.12%
626 Yarboro Drive
Bloomfield Hills, MI  48304

Harold Poling Trust IAA                  Real Estate Equity Investment Fund - K              29.59%
Ford Motor - Fairlane Plaza North
290 Town Center Dr., Suite 322
Dearborn, MI  48126

David & Nancy Katzman Stk.               Real Estate Equity Investment Fund - K              22.50%
AC/IAA DeeKay Enterprises
400 Galleria Ovvicentre Suite 400
Southfield, MI  48034

McDonald & Co. Securities                Small-Cap Value Fund - A                            10.03%
for benefit of its clients               All-Season Conservative Fund - Y                    44.72%
260 Brown Street                         Framlington International Growth Fund - C           40.17%
Birmingham, MI  48009

Painewebber for the benefit of           Small-Cap Value Fund - C                             7.93%
Charles P. Huebner
1285 Avenue of the Americas
New York, NY  10019

Stanley Pottinger Exempt Trust           NetNet Fund - Y                                      5.83%
49 Twin Lakes Road
South Salem, NY  10590

                                     C-3



                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------
Delaware Charter GTEE & Trust Co.        International Bond Fund - A                         63.21%
FBO B. Marlo Dirks IRA                   Framlington Emerging Markets Fund - A               10.62%
c/o George K. Baum & Company
120 West 12th Street
Kansas City, MO  64105

Raymond James & Assoc.                   International Bond Fund - A                         32.63%
Benjamin A. Heskett IRA
550 Hartford Street
Worthington, OH  43085

State Street Bank & Trust CUST           International Bond Fund - C                         99.16%
FBO Edward Moore IRA
24812 12th Avenue South
Des Moines, WA  98198

Trinity Endowment Trust                  International Bond Fund - K                         16.69%
Reverend David Eberhard
Historic Trinity Lutheran Church
1345 Gratiot
Detroit, MI  48207

Lillman Dwarka SEP                       International Bond Fund - K                          7.96%
232 Woodwind Drive
Bloomfield Hills, MI  48304

Robert C. Williams                       International Bond Fund - K                          5.23%
Irrevocable Trust
4561 Motorway Drive
Waterford, MI  48328

Florence Uzelac Trust                    International Bond Fund - K                         10.54%
21029 West Glenhaven Circle
Northville, MI  48167

Herbert I. Weinberg IRA Rollover         International Bond Fund - K                          6.22%
7441 East Windrose Drive
Scottsdale, AZ  85260

                                     C-4



                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------

Frank B. Walker, M.D.                    International Bond Fund - K                         43.03%
IRA Rollover
14004 Harbor Place Drive
St. Clair Shores, MI  48080

Karl M. & Diane J. Steinmann IAA         Short Term Treasury Fund - K                        99.23%
3 Park Avenue
St. Clair, MI  48079

Credit Suisse First Boston Corp.         Money Market Fund - A                               16.10%
11 Madison Ave., 4th Floor
New York, NY  10010

HC Fund Limited Partnership              Money Market Fund - A                                8.17%
1300 West Belmont Ave., Suite 209
Chicago, IL  60657-3240

Appel Equity Group LTD PA                Money Market Fund - A                                7.54%
150 Great Neck Road, #301
Great Neck, NY  11021

Halpert-Crane Partnership                Money Market Fund - A                                7.48%
1300 West Belmont
Suite 209
Chicago, IL  60657

Fred Kavli                               Money Market Fund - B                               11.19%
14501 East Lost Angeles Avenue
Moorpark, CA  93021

State Street Bank & Trust CUST           Money Market Fund - B                                6.96%
FBO Donald Soenon IRA
46040 Ann Arbor Trail
Plymouth, MI  48071

Abner Sheffer                            Money Market Fund - C                               18.23%
7 Piccadilly Road
Great Neck, NY  11023

William Harold Newman                    Money Market Fund - C                               15.75%
1205 Longleaf Drive
Fayetteville, NC  28305

                                     C-5



                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------
State Street Bank & Trust CUST           Money Market Fund - C                               10.44%
FBO Calvin Ackerman
150 Great Neck Road, #301
Great Neck, NY  11021

Abe Rosenblatt                           Money Market Fund - C                                8.34%
19706 Waters Pond Lane, Apt. 501
Boca Raton, FL  33434

Douglas Green                            Money Market Fund - C                                6.36%
P.O. Box 527
Pleasant Hills, OR  97455

Dr. Stuart S. Burnstein TTEE             Money Market Fund - C                                5.98%
Stuart S. Burnstein MD
MPP/PS Plan DTD 1/1/96
932 Old Hickory Road
Pittsburgh, PA  15243

Dentistry For You                        Money Market Fund - C                                5.23%
Forsthoefel & Young Inc.
Pension Plan 1/1/95
136 North Enterprise Street
P.O. Box 650
Celina, OH  45822

Frank Lee Pitcher DDS                    Money Market Fund - C                                5.08%
Sandra S. Pitcher JTWROS
7040 Navajo Tr. NE
Bremerton, WA  98311

Koch Industries, Inc.                    Money Market Fund - Y                                5.34%
c/o Wilshire Asset Management
1249 Ocean Avenue, Suite 700
Santa Monica, CA  90401

Charles G. Koch                          Money Market Fund - Y                                5.12%
Attn:  Ruth Williams
4111 East 37th Street North
Wichita, KS  67220

                                     C-6



                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------
State Street Bank & Trust                All-Season Aggressive Fund - A                      21.65%
FBO Richard Smith
1500 Henrietta
Birmingham, MI  48009

Richard C. Smith                         All-Season Aggressive Fund - A                      19.50%
Mary C. Smith JTWROS
1500 Henrietta
Birmingham, MI  48009

John I. Williams, Jr.                    All-Season Aggressive Fund - A                      14.18%
100 Northwest 12th Avenue
Deerfield Beach, FL  33442

State Street Bank & Trust                All-Season Aggressive Fund - A                      12.34%
FBO David James Barg
8368 28 Mile Road
Washington, MI  48094

State Street Bank & Trust                All-Season Aggressive Fund - A                       6.36%
FOB Wayne D. Kirkpatrick IRA
10875 Gamewood Drive
South Lyon, MI  48178

Kasey W. Boyer                           All-Season Aggressive Fund - A                       7.41%
5534 West Slope Drive
Kearns, UT  84118

State Street Bank & Trust                All-Season Conservative Fund - A                    19.17%
FBO Susan Bickel
Roth IRA
4849 Fleetwood Lane
Jackson, MI  49201

State Street Bank & Trust                All-Season Conservative Fund - A                    10.80%
FBO William Jay Nyman
Roth IRA
12687 Frost Road
Hemlock, MI  48626

                                     C-7



                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------
State Street Bank & Trust                All-Season Conservative Fund - A                     9.65%
FBO Grady L. Watson
Roth IRA
46980 48th Avenue
Lawrence, MI  49064

State Street Bank & Trust                All-Season Conservative Fund - A                     9.65%
FBO Patrick Brian Browh
Roth IRA
22823 1 Mile Road
Reed City, MI  49677

State Street Bank & Trust                All-Season Conservative Fund - A                     9.27%
FBO Robert E. Winter
Roth IRA
171 West Lovell Drive
Troy, MI  48098

State Street Bank & Trust                All-Season Conservative Fund - A                     8.86%
FBO James George Nichols
Roth IRA
7507 Sandy Lane
Bellaire, MI  49615

State Street Bank & Trust                All-Season Conservative Fund - A                     8.27%
FBO Scot J. Diedrich
Roth IRA
17071 Beechwood Drive
West Olive, MI  49460

State Street Bank & Trust                All-Season Conservative Fund - A                     7.73%
FBO Richard Bardley Leverenz
Roth IRA
20280 Lemm Road
Manchester, MI  48158

Bradley D. Host                          All-Season Moderate Fund - A                        85.90%
Laura W. Host JTWROS
639 Puritan
Birmingham, MI  48009

                                     C-9



                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------
State Street Bank & Trust                All-Season Moderate Fund - A                         8.77%
FBO Dennis Michael Gillis IRA
35257 Beacon Hill
Harrison Township, MI  48045

Metro-Pontiac FOP Lodge #132             All-Season Moderate Fund - Y                        10.58%
P.O. Box 430048
Pontiac, MI  48343-0048

Agren-Asher Profit Sharing Trust         All-Season Moderate Fund - Y                         6.80%
Segregated
23411 Jefferson Avenue
St. Clair Shore, MI  48080

Agren-Asher Profit Sharing Trust         All-Season Moderate Fund - Y                        21.33%
23411 Jefferson Avenue
St. Clair Shore, MI  48080

R.L. Deppmann Co. Emp. Stock             All-Season Moderate Fund - Y                         5.63%
Ownership Trust
P.O. Box 5023
Southfield, MI  48037

Union Bank of California                 Accelerating Growth Fund - A                        34.48%
for the exclusive benefit of its
customers
P.O. Box 2969
Saratoga, CA  95070

Smith Barney Inc. for the benefit of     Accelerating Growth Fund - B                         9.29%
its clients                              Accelerating Growth Fund - B                         6.23%
388 Greenwich Street
New York, NY  10013

Porter Y. Fisher &                       Accelerating Growth Fund - C                        40.83%
Ora L. Fisher JTWROS
Account #2
5815 East Inglewood Street
Mesa, AZ  85205

Ira Buchalter                            Accelerating Growth Fund - C                        39.15%
Madelyn Buchalter JTWROS
P.O. Box 9497
Saint Thomas, VI  00801

                                     C-9



                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------
Spicer Axle Savings Plan                 Accelerating Growth Fund - Y                        16.01%
2100 West State Boulevard                Balanced Fund - Y                                   13.50%
Fort Wayne, IN  46808

Inacom Employees Retirement              Accelerating Growth Fund - Y                         9.51%
Savings Plan
10810 Farnam Drive
Suite 200
Omaha, NE  68154

Trans-Industries Inc. Employees          Balanced Fund - A                                   20.90%
401(k) Profit Sharing Plan & Trust       Framlington International Growth Fund - A           11.03%
2637 South Adams Road
Rochester Hills, MI  48309

Donaldson Lufkin & Jenrette              Balanced Fund - A                                   12.55%
Securities for the exclusive benefit     Michigan Triple Tax-Free Bond Fund - C              67.79%
of its customers                         Cash Investment Fund - A                             6.48%
P.O. Box 2052
Jersey City, NJ  07303

Wilson Reichardt & Lobert MPP            Balanced Fund - A                                   12.55%
18853 North Fruitport Road
Spring Lake, MI  49456

Investors Fiduciary Trust Co. TTEE       Balanced Fund - A                                    7.90%
FBO Regan Productions Inc. 401(k)        Cash Investment Fund - Y                             7.79%
801 Pennsylvania Avenue
Kansas City, MO  64105

Bill Knapp's Profit Sharing 401(k)       Balanced Fund - K                                   12.89%
Control
110 Knapp Drive
Battle Creek, MI  49015

Vishay Employees Savings Plus Plan       Balanced Fund - Y                                   23.37%
c/o Comerica Bank                        Index 500 Fund - Y                                   9.70%
One Detroit Center
500 Woodward Avenue
Detroit, MI  48226

                                     C-10




                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------
Perfection Bakeries 401(k) Plan          Balanced Fund - Y                                    8.38%
c/o Comerica Bank
One Detroit Center
500 Woodland Avenue
Detroit, MI  48226

Ferco 401(k) Plan                        Balanced Fund - Y                                    7.80%
c/o Comerica Bank
One Detroit Center
500 Woodward Avenue
Detroit, MI  48226

Prudential Securities Inc. FBO           Growth & Income Fund - C                             9.76%
Joseph Albert Mueller
IRA DTD 1/30/84
42723 Lulniu Lane
Oakhurst, CA  93644

Marian C. Sherman                        Growth & Income Fund - C                             5.48%
8469 Ridge Road
East Jordan, MI  49727

Detrex Corp. Employees Retirement Plan   Growth & Income Fund - Y                             5.58%
Attn:  Gerald Israel
24901 Northwestern, Suite 500
Southfield, MI  48075

Main Street Trust Company for the        International Equity Fund - A                       15.58%
benefit of its clients
1 Ellsworth Street
Martinsville, VA  24112-2811

Susan Deseranno TTEE                     International Equity Fund - B                        5.00%
Susan Deseranno Trust
UAD 10/13/93
1063 Hawthorne Road
Grosse Pointe Woods, MI  48236

Herrick Foundation                       International Equity Fund - Y                       12.30%
100 East Patterson Street
Tecumseh, MI  49286

                                     C-11




                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------

Wheat First Securities, Inc. for the     Small Company Growth Fund - A                        7.56%
exclusive benefit of its customers
2950 Prairie Street, S.W.
Grandville, MI  49418-2072

Roney & Co. for the benefit of its       Bond Fund - A                                        6.15%
clients
P.O. Box 50566
Kalamazoo, MI  59005-0566

Prudential Securities FBO                Bond Fund - B                                       14.50%
Mr. William Holway
c/o Spike Trading
30 South Wacker Drive
Suite 1008
Chicago, IL  60606

State Street Bank & Trust CUST           Bond Fund - B                                        7.11%
FBO Fredric Shotz IRA Rollover
798 Mere Point Road
Brunswick, ME  04011

Resources Trust Company                  Intermediate Bond Fund - A                           6.94%
P.O. Box 3865                            U.S. Government Income Fund - A                     16.57%
Englewood, CO  80155                     Framlington International Growth Fund - A            7.39%

First of Michigan Corp. CUST             Intermediate Bond Fund - C                          14.13%
FBO Laurence C. Hanna IRA Rollover
7611 Oliver
Whitmore Lake, MI  48189

Frank E. Prahl                           Intermediate Bond Fund - C                          11.36%
Box 53 Lakeview Road
Gays, IL  61928

Wayne State University                   Intermediate Bond Fund - Y                          10.77%
5700 Cass Avenue
Detroit, MI  48226

                                     C-12



                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------
Eamco                                    U.S. Government Income Fund - A                     11.94%
c/o Riggs Bank NA
Mutual Funds Desk
P.O. Box 96211
Washington, DC  20090-6211

Roney & Co. for the benefit of its       U.S. Government Income Fund - A                      6.57%
clients
46 Warner
Grosse Pointe Farms, MI  48236

Prudential Securities Inc. FBO           U.S. Government Income Fund - C                     11.71%
Charles A. Gill DDS PA
Self Employed SEP DTD 6/24/87
1200 East Robinson Street
Orlando, FL  32801

Prudential Securities Inc. FBO           U.S. Government Income Fund - C                      8.82%
Mr. Thomas A. Kazeck
IRA DTD 10/15/97
1731 Pinetree Road
Winter Park, FL  32789

Prudential Securities Inc. FBO           U.S. Government Income Fund - C                      6.77%
Thomas Kazeck Cust.
Andrew Kazeck
UNIF Trans Min Act FL
1731 Pinetree Road
Winter Park, FL  32789

Wexford Clearing Services Corp. FBO      Michigan Triple Tax-Free Bond Fund - B               8.22%
Jeanne Brown TTEE
Jeanne M. Brown Rev. Trust
UAD 12/8/86
210 Artesian Street
Harbor Springs, MI  49740

James P. Vondale                         Michigan Triple Tax-Free Bond Fund - C               6.23%
Carol L. Vondale JTWROS
1735 Sunburst
Troy, MI  48098

                                     C-13




                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------
Mary E. Smith TTEE Mary E.               Michigan Triple Tax-Free Bond Fund - C               8.07%
Smith Trust
15051 U.S. 12 Highway
Brooklyn, MI  49230

Albert Jones TTEE Phillip Jones          Michigan Triple Tax-Free Bond Fund - C              18.60%
Irrevocable Trust
1701 Shadford Road
Ann Arbor, MI  48104

P.F. Hurst T/W FBO Anthony Hurst         Tax-Free Bond Fund - Y                               8.58%
Rehmann Robson Company                   Tax-Free Bond Fund - Y                               8.50%
105 East Michigan                        Tax-Free Bond Fund - Y                               9.08%
Jackson, MI  59302                       Tax-Free Bond Fund - Y                               9.23%

Miaz & Co.                               Tax-Free Bond Fund - A                              21.08%
Attn: Mutual Funds Dept.
1000 North Water Street, 14th Street
Milwaukee, WI  53202

Paine Webber for the benefit of its      Tax-Free Bond Fund - A                               6.59%
client
19110 Devonshire
Birmingham, MI  48025-3946

Dorcas I. Gatley Irrevocable Trust       Tax-Free Bond Fund - Y                               6.47%
n/o Sherry Ward
132 San Mateo Road
Half Moon Bay, CA  94019

Rufus W. Clark Family                    Tax-Free Bond Fund - Y                              14.71%
Testamentary Trust
P.O. Box 691
Wauna, WA  98395

Irma F. Giffels TTEE                     Tax-Free Intermediate Bond Fund - A                 25.47%
Irma F. Giffels Trust
P.O. Box 66734
St. Louis, MO  63166

Eugene R. Daniels &                      Tax-Free Intermediate Bond Fund - C                 96.87%
Cay Carol Daniels JTWROS
121 North Plum
Paxton, IL  60957

                                     C-14




                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------
Josephine Ford Employees Deferred Comp.  Tax-Free Intermediate Bond Fund - Y                  6.83%
Bodman, Longley & Dahling
Attn:  David P. Larsen
100 Renaissance Center, 34th Floor
Detroit, MI  48243

Leonard G. Miller Trust                  Tax-Free Intermediate Bond Fund - Y                  6.90%
5325 Elmgate Bay
Orchard Lake, MI  48324

J.C. Bradford & Co. for the exclusive    Cash Investment Fund - A                             6.50%
benefit of its customers
330 Commerce Street
Nashville, TN  37201-1809

Arbor Investments Property               Cash Investment Fund - A                             9.25%
Sam Valenti
3331 West Big Beaver Road
Troy, MI  48084

Investors Fiduciary Trust Co. TTEE       Cash Investment Fund - Y                             7.79%
FBO Various Retirement Plans (UPI)
801 Pennsylvania
Kansas City, MO  64105

Toni Wisne-Young Revocable Trust         Tax-Free Money Market Fund - Y                      23.41%
c/o Comerica Bank
One Detroit Center
500 Woodward Avenue
Detroit, MI  48226

George Rieveschl, Jr. Trust              Tax-Free Money Market Fund - Y                      11.64%
c/o Paul Rigg
Dykema, Gossett, Spencer et al
400 Renaissance Center
35th Floor
Detroit, MI  48243

Bruce Rockwell TUA                       Tax-Free Money Market Fund - Y                       5.29%
364 Chalfonte
Grosse Pointe Farms, MI  48236

                                     C-15




                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------
James A. Knight P/A                      Tax-Free Money Market Fund - Y                       7.04%
P.O. Box 1089
Jackson, MI  49204

Pompano Beach Police & Fire              U.S. Treasury Money Market Fund - Y                  7.95%
Retirement System
Deputy Administrator
351 South Cypress Road
Suite 407
Pompano Beach, FL  22222

Canadian Imperial Bank                   U.S. Treasury Money Market Fund - Y                  7.81%
909 Fannin Street
Suite 1200
Houston, TX  77010

Texas Political Sub Jt. Ins Fund         U.S. Treasury Money Market Fund - Y                 10.95%
12720 Hillcrest, Suite 1010
Dallas, TX  75230

Delaware Charter GTEE & Trust Co.        U.S. Treasury Money Market Fund - Y                 10.95%
FBO B. Marlo Dirks Ira                   Framlington Emerging Markets Fund - A               10.60%
c/o George K. Baum & Company
120 West 12th Street
Kansas City, MO 64105

Painewebber for the benefit of           Framlington Emerging Markets Fund - A               22.10%
RDM Holding LTD
350 Woodward
Suite 100
Birmingham, MI  48009

T.M.F. LTD Partnership I/A/A             Framlington Funds Trust - A                          5.70%
P.O. Box 554
Northville, MI  48167

                                     C-16




                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------
Wexford Clearing Services Corp. FBO      Framlington Emerging Markets Fund - B               57.28%
County Employees Annuity TTEE            Framlington Healthcare Fund - B                      5.95%
Benefit Fund #3                          Framlington International Growth Fund - B           33.28%
c/o CTC Illinois Trust Co.
Attn:  Sonny Panaligan
Chicago, IL  60606-6905

G.L. Faistenhammer IRA Rollover          Framlington Healthcare Fund - K                     27.42%
19314 Parke Lane
Grosse Ile, MI  48138

Hubert S. Smith, Jr. Trust               Framlington Healthcare Fund - K                     17.27%
1236 West Center Avenue
Essexville, MI  48732

Hubert S. & Rita C. Smith Charitable     Framlington Healthcare Fund - K                     10.39%
Remainder Trust
1236 West Center Avenue
Essexville, MI  48732

Moore Irrevocable Trust                  Framlington Healthcare Fund - K                     23.42%
FBO Diane Wilson
4382 Hickory Wood Drive
Okemos, MI  48864

Laura V. Schimmel Revocable Trust        Framlington Healthcare Fund - K                      6.98%
RR#1, Box 220, Island 8
Cedarville, MI  49719

Delores L. Judler                        Framlington International Growth Fund - B            6.82%
2711 Golfview Drive, Apt. 206
Troy, MI  48084

McDonald & Co. Securities Inc. FBO       Framlington International Growth Fund - C           50.17%
Grace Doreen Bull IRA Rollover
2711 Ridge Court
Bloomfield Hills, MI  48302

Bryan Oreilly & Margaret Oreilly JTTEN   Framlington International Growth Fund - C            5.56%
7254 Overland Park
West Chester, OH  45069

                                     C-17




                                                                                         Percentage of
   Names and Address of                                                               Outstanding Shares
        Shareholder                        Name of Fund and Class                            Owned
        -----------                        ----------------------                     ------------------
Frank A. Ury APC Pension Plan            Framlington International Growth Fund - C            5.26%
DTD 12/16/97
P.O. Box 912
Vallejo, CA  94590

Frances B. Lee Trust                     Framlington International Growth Fund - K            8.86%
3500 West South Boulevard
Rochester Hills, MI  48309

Cathedral Investment Fund                Framlington International Growth Fund - K           20.06%
Cathedral Church of St. Paul
Attn:  Locksley Smith, Tsr.
4800 Woodward Avenue
Detroit, MI  48201

Interstate/Johnson & Lane on behalf of   Framlington International Growth Fund - Y            5.29%
its clients
Interstate Tower
P.O. Box 1220
Charlotte, NC  28201-1220

                                     C-18


[ PROXY CARD, FRONT ]

                           THE MUNDER FUNDS, INC.
                           THE MUNDER FUNDS TRUST
                     THE MUNDER FRAMLINGTON FUNDS TRUST
                            ST. CLAIR FUNDS, INC.

         Please fold and detach card at perforation before mailing

MUNDER NETNET FUND                            SPECIAL MEETING OF SHAREHOLDERS
                                PROXY                       November 20, 1998

     The undersigned hereby appoints Terry H. Gardner and Lisa A. Rosen as attorneys and proxies with full power of substitution to vote and act with respect to all shares of the various series (the "Funds") of The Munder
Funds, Inc. (the "Company"), The Munder Funds Trust (the "Trust"), The Munder
Framlington Funds Trust ("Framlington") and St. Clair Funds, Inc. ("St.
Clair"), held by the undersigned at the Special Meeting of the Shareholders of the Company, the Trust, Framlington and St. Clair to be held at 10:00 a.m., Eastern Time, on Friday, November 20, 1998, at the offices of the Company, the Trust, Framlington and St. Clair, 480 Pierce Street, Birmingham,
Michigan 48009, and at any adjournment thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

     Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                             PLEASE VOTE, SIGN AND DATE THIS PROXY AND
                               RETURN IT IN THE ENCLOSED POSTAGE-PAID
                                             ENVELOPE.

                         Dated: ______________ , 1998

                         _______________________________________
                                      Signature(s)

                         This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                                                                       MUNDER


[ PROXY CARD, BACK ]

         Please fold and detach card at perforation before mailing

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY
WILL BE VOTED FOR BOTH OF THE PROPOSALS.

THIS PROXY IS SOLICITED BY THE BOARDS OF DIRECTORS/TRUSTEES OF THE
COMPANY, THE TRUST, FRAMLINGTON, AND ST. CLAIR. The Board of Directors/
Trustees recommends that you vote FOR the following proposals:

            Please vote by filling in the appropriate boxes below.

                                                     FOR    AGAINST   ABSTAIN
I.   To approve a new Investment Management          / /      / /       / /
     Agreement for the Funds.

(ONLY APPLIES TO THE MUNDER FRAMLINGTON FUNDS
TRUST)
II.  To approve a new Sub-Advisory Agreement         / /      / /       / /
     for the Funds.


                                                                       MUNDER

